SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 10, 2000

                                  Mikasa, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-13066                                            33-0099676
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(Commission File Number)                       (IRS Employer Identification No.)



                                One Mikasa Drive
                           Secaucus, New Jersey 07096
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (201) 867-9210



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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         This Current Report on Form 8-K is filed by Mikasa, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 5.  Other Events.

         On September 10, 2000, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement"), with J.G. Durand Industries, S.A., a French societe anonyme ("Durand"), Mountain Acquisition Corp., a Delaware corporation wholly owned by Durand ("Merger Sub"), Raymond B. Dingman (Chief Executive Officer, Chief Operating Officer, President and a Director of the Company), the Raymond Burnett Dingman Separate Property Trust, Anthony F. Santarelli (Executive Vice President--Operations and a Director of the Company), Alfred J. Blake (Chairman of the Board of Directors of the Company), George T. Aratani (Chairman Emeritus of the Board of Directors of the Company) and the George T. Aratani and Sakaye I. Aratani Revocable Living Trust. Messrs. Dingman, Santarelli, Blake and Aratani and certain trusts controlled by such persons are referred to herein as the "Continuing Stockholders". Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger").

         As a result of the Merger, each outstanding share of the Company's common stock, par value $.01 per share (the "Common Stock"), other than (i) a total of 2,672,800 shares of Common Stock held by the Continuing Stockholders, which will be converted into shares of common stock of the surviving corporation (the "New Common Stock"), (ii) treasury shares and shares of Common Stock owned by any of the Company's subsidiaries and (iii) shares held by stockholders who dissent in accordance with Delaware law, will be converted into the right to receive $16.50 in cash. Consummation of the Merger is subject to customary closing conditions, including stockholder approval and receipt of regulatory and other third-party approvals. Following the Merger, it is expected that the Continuing Stockholders will own, in the aggregate, approximately 15.3% of the capital stock of the surviving corporation, and Durand will own approximately 84.7% of the capital stock of the surviving corporation.

         Contemporaneously with the execution of the Merger Agreement, Durand, Merger Sub and the Continuing Stockholders entered into a Support Agreement, dated as of September 10, 2000 (the "Support Agreement"), whereby the Continuing Stockholders have agreed to vote all their shares of Common Stock in favor of the Merger Agreement and Merger and against any alternative transaction, except in certain circumstances. As of the date hereof, the Continuing Stockholders own approximately 54.9% of the outstanding shares of Common Stock.

         Contemporaneously with the execution of the Merger Agreement, the Company, Durand and the Continuing Stockholders entered into a Stockholders' Agreement, dated September 10, 2000 (the "Stockholders' Agreement"), pursuant to which, among other things, certain of the Continuing Stockholders will have the right to nominate certain persons for election to the Board of Directors of the surviving corporation, Durand will have certain rights to purchase the New Common Stock held by the Continuing Stockholders following the Merger, and the Continuing Stockholders will have certain rights to sell such New Common Stock to Durand, in each case at prices based on the performance of the surviving corporation following the Merger (although such price shall not be less than $16.50 per share).

         The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the Support Agreement and the Stockholders' Agreement, copies of which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference.

         On September 11, 2000, the Company issued a press release announcing the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Since the announcement of the proposed merger, the Company and its directors have been named as defendants in two substantially similar purported class action lawsuits filed in the Court of Chancery of the State of Delaware. The plaintiffs purport to represent a class of all persons whose stock will be converted into the right to receive $16.50 in cash per share in connection with the Merger. While the allegations contained in the complaints are not identical, the complaints generally assert that the $16.50 per share price does not reflect the value of the assets and future prospects of the Company. The complaints also generally allege that the director defendants engaged in self-dealing without regard to conflicts of interest and that they breached their fiduciary duties in approving the Merger Agreement. The complaints seek remedies including unspecified monetary damages, attorneys' fees and injunctive relief that would, if granted, prevent the completion of the Merger. The Company believes that the allegations contained in these lawsuits are without merit. While the Company and its directors intend to defend themselves vigorously, no assurance can be given as to the outcome of these lawsuits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

2.1 Agreement and Plan of Merger, dated September 10, 2000, by and among Mikasa, Inc., J.G. Durand Industries, S.A., Mountain Acquisition Corp. and the stockholders of Mikasa, Inc. named therein.

2.2 Support Agreement, dated as of September 10, 2000, by and among J.G. Durand Industries, S.A., Mountain Acquisition Corp. and the stockholders of Mikasa, Inc. named therein.

2.3 Stockholders' Agreement, dated September 10, 2000, by and among Mikasa, Inc., J.G. Durand Industries, S.A. and the stockholders of Mikasa, Inc. named therein.

99.1 Press Release, dated September 11, 2000, issued by Mikasa, Inc. and J.G. Durand Industries, S.A.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 15, 2000          Mikasa, Inc.


                                     By: /s/   Amy Tunis
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                                     Name:  Amy Tunis
                                     Title: Senior Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.

2.1 Agreement and Plan of Merger, dated September 10, 2000, by and among Mikasa, Inc., J.G. Durand Industries, S.A., Mountain Acquisition Corp. and the stockholders of Mikasa, Inc. named therein.

2.2 Support Agreement, dated as of September 10, 2000, by and among J.G. Durand Industries, S.A., Mountain Acquisition Corp. and the stockholders of Mikasa, Inc. named therein.

2.3 Stockholders' Agreement, dated September 10, 2000, by and among Mikasa, Inc., J.G. Durand Industries, S.A. and the stockholders of Mikasa, Inc. named therein.

99.1 Press Release, dated September 11, 2000, issued by Mikasa, Inc. and J.G. Durand Industries, S.A.